Glenbrook Life and Annuity Company
                  Glenbrook Life Multi-Manager Variable Account

                                   Supplement
                          dated January 31, 2002 to the
            Glenbrook Provider Advantage Variable Annuity Prospectus
                             dated October 31, 2001
                       (as supplemented December 31, 2001)


This supplement amends certain disclosure contained in the above-referenced prospectus for the Glenbrook Provider Advantage Variable Annuity contract (the "Contract") offered by certain financial institutions. Please keep this supplement for future reference together with your prospectus.

Glenbrook Life and Annuity Company ("Glenbrook") has been advised that Goldman Sachs Asset Management has proposed to the board of trustees of Goldman Sachs Variable Insurance Trust ("Goldman Fund") that the following Portfolios of the Goldman Fund be liquidated as soon as reasonably practicable (expected to be on or about May 1, 2002):

o        Goldman Sachs VIT Global Income Fund, and
o        Goldman Sachs VIT Internet Tollkeeper FundSM

In anticipation of the expected liquidation, Glenbrook has decided to cease offering the Variable Sub-Accounts that invest in the above Portfolios. Your Contract will be affected as follows:

o As of January 31, 2002, you may no longer allocate purchase payments or transfer Contract Value into the Goldman Sachs VIT Global Income or the Goldman Sachs VIT Internet TollkeeperSM Variable Sub-Accounts.

o If you have a Dollar Cost Averaging Program, Automatic Portfolio Rebalancing Program, or Automatic Additions Program involving the Goldman Sachs VIT Global Income or Internet TollkeeperSM Variable Sub-Accounts, please contact your representative to make alternate arrangements. If you do not make alternative arrangements, your representative will try to promptly contact you to request alternative allocation instructions. Any purchase payments allocated to the Goldman Sachs VIT Global Income or Internet TollkeeperSM Variable Sub-Accounts as of January 31, 2002 will be returned to you with a request that you provide alternate allocation instructions. We will not process any transfers to the Goldman Sachs VIT Global Income or Internet TollkeeperSM Variable Sub-Accounts as of January 31, 2002.